EXHIBIT 99


                        CERTIFICATION OF PERIODIC REPORT


I, Leon Kaufman, CEO of AccuImage Diagnostics Corp. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-QSB of the Company for the quarterly period ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Dated:   Febuary 26, 2003



By:  /s/  LEON KAUFMAN
     ______________________________
          Leon Kaufman
          Chief Executive Officer
          (Duly Authorized Officer)



By:  /s/  STEPHEN FRANKE
     ______________________________
          Stephen franke
          V.P., Finance
          (Chief Accounting Officer)